EXHIBIT 10.9

Patent Transfer Agreement (English Translation)

Contract No.: GZDG20180320

Patent Transferor (Party A): Zhong Yue

Patent Transferee (Party B): Guangzhou Donggao New Material Co., Ltd.

Party A and Party B have entered into this Patent Transfer Agreement upon friendly negotiation, following the principles of voluntariness and good faith and in accordance with the Patent Law of the People's Republic of China and the Rules for the Implementation of the Patent Law of the People's Republic of China.

I.	Scope of Patent Transfer and License

1.	Party A transfers the patented technologies already applied for grants with the National Intellectual Property Administration, PRC to Party B for use.

2.	The names and quantities of patents are detailed in Annex 1 List of Patents (a total of 21).

3.	Term of authorized use: from the date of transfer until the expiration dates of the validity periods of the patents.

4.	The scope of patented technologies that Party A transferred to Party B for use: authorized use.

5.	The consideration: 72.856% equity of Donggao International Group Shares Limited

II.	Rights and Obligations of the Parties

1.	Party B does not need to bear any expenses, and all maintenance and management expenses shall be borne by Party A.

2.	Party B shall implement these patented technologies in accordance with the terms and methods stipulated in the Contract.

3.	Party A undertakes to assume the guarantee obligation for the main technical performance and indicators of these patented technologies.

4.	Party A guarantees to Party B that at the time of conclusion of this Contract, each of these patent rights has no defects as follows:

①	The patent right is subject to the real right or mortgage right;

②	The implementation of the patent right is subject to another existing patent right;

③	There are the rights of prior use to the patent;

④	There are mandatory licenses.

5.	In case Party A fails to pay the patent annual fees, which caused any of these patent rights become invalid, Party A shall compensate Party B for the losses suffered thereby.

6.	During the performance of this Contract, if any third party filed an infringement complaint, Party A shall appear in court and assume legal responsibility.

III.	In case any of these patent rights is announced invalid after the Contract takes effect, the Contract shall be cancelled subsequently.

IV.	Sharing Methods of Patent Follow-up Improvement

The patent application rights of the new inventions created by the parties on the basis of these patented technologies shall be owned by the party making such inventions, but the other party shall have the right of priority to be transferred and use the technological achievements with consideration. Unless otherwise agreed by the parties, their agreement shall prevail.

V.	Dispute Settlement

1.	In case any dispute arising out of the Contract between the parties and the Contract needs to be amended, it shall be unanimously agreed by the parties.

2.	For any loss caused duet to either party fails to perform its obligations under the Contract or materially breaches the Contract, the observant party has the right to file a claim for financial compensation against the defaulting party. After the parties have reached an agreement upon negotiation and the observant party has received the compensation, the contract may continue to be performed.

3.	Any disputes arising out of this Agreement shall be settled through friendly negotiation between the parties. If the negotiation fails, the parties shall submit the dispute to Guangzhou Arbitration Commission for arbitration in accordance with the arbitration rules in force at that time. The arbitration award shall be final and binding on both parties.

VI.	This Contract shall come into force as of the date of signing. This Contract shall be made in duplicate, and each party shall hold one copy.

Patent Right Transferor (Party A):	Patent Right Transferee (Party B):

Authorized Signatory:	Authorized Signatory:

March 20, 2018	March 20, 2018

Annex 1: List of Patents

No.	Grant Patent Name	Category	Date of Grant	Grant Number
1	An energy conservation brick	Utility Patent	2009-12-28	ZL200920296126.2
2	A building ventilation system	Utility Patent	2010-05-12	ZL200920060708.0
3	Energy conservation brick	Design Patent	2010-09-29	ZL200930681863.X
4	A building ventilation and heat transfer system	Utility Patent	2010-11-17	ZL201020123209.4
5	Decoration-free wall component (1)	Design Patent	2011-12-07	ZL201130091674.4
6	Decoration-free wall component (2)	Design Patent	2011-09-14	ZL201130091488.0
7	A hollow decoration-free wall component	Utility Patent	2012-02-01	ZL201120126422.5
8	A forming mold for decoration-free wall component	Utility Patent	2012-02-01	ZL201120126398.5
9	A heat insulation and heat preservation wall	Invention Patent	2012-09-19	ZL200910041178.X
10	Wall blocks (1)	Design Patent	2013-03-20	ZL201230349203.3
11	Wall blocks (2)	Design Patent	2013-01-09	ZL201230348977.4
12	Wall blocks (3)	Design Patent	2013-03-20	ZL201230351741.6
13	Wall blocks (4)	Design Patent	2013-03-20	ZL201230351135.4
14	Wall blocks (5)	Design Patent	2013-03-20	ZL201230349557.8
15	Wall blocks (6)	Design Patent	2013-01-09	ZL201230351743.5
16	Wall blocks (7)	Design Patent	2013-01-09	ZL201230349812.9
17	A building block	Utility Patent	2013-03-13	ZL201220371348.8
18	A wall brick and wall made up of such wall bricks	Utility Patent	2013-03-13	ZL201220371578.4
19	A high hollow interior wall tile	Utility Patent	2013-03-20	ZL201220371971.3
20	A hollow load-bearing brick	Utility Patent	2013-03-27	ZL201220370187.0
21	A capping wall brick	Utility Patent	2013-06-05	ZL201220371581.6